Exhibit 99.1

RURAL/METRO CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005

(in thousands, except per share amounts)

(unaudited)

	As Reported	Discontinued Operations	Adjustments (1)	Pro-Forma
Net revenue	$140,919	$(2,142)	$—	$138,777

Operating expenses:
Payroll and employee benefits	69,284	(830)	—	68,454
Provision for doubtful accounts	24,431	(699)	—	23,732
Depreciation and amortization	2,813	(60)	—	2,753
Other operating expenses	30,908	(355)	—	30,553
Gain on sale of assets	(1,335)	—	—	(1,335)

Total operating expenses	126,101	(1,944)	—	124,157

Operating income	14,818	(198)	—	14,620
Interest expense	(7,513)	—	—	(7,513)
Interest income	158	—	—	158

Income from continuing operations before income taxes and minority interest	7,463	(198)	—	7,265
Income tax provision	(3,722)	—	—	(3,722)
Minority interest	(162)	—	—	(162)

Income from continuing operations	$3,579	$(198)	$—	$3,381

Income per share from continuing operations:
Basic	$0.15			$0.14

Diluted	$0.14			$0.13

Average number of common shares outstanding:
Basic	24,232			24,232

Diluted	25,261			25,261

(1)	The pro-forma statement of operations gives effect to the expiration of the Company’s contract with the City of Augusta, Georgia as if this expiration occurred on July 1, 2002. The results of this service area have been removed from the pro-forma statement of operations.

RURAL/METRO CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004

(in thousands, except per share amounts)

(unaudited)

	As Reported	Discontinued Operations	Adjustments (1)	Pro-Forma
Net revenue	$128,118	$(2,206)	$—	$125,912

Operating expenses:
Payroll and employee benefits	66,427	(904)	—	65,523
Provision for doubtful accounts	21,391	(632)	—	20,759
Depreciation and amortization	2,890	(54)	—	2,836
Other operating expenses	26,353	(424)	—	25,929

Total operating expenses	117,061	(2,014)	—	115,047

Operating income	11,057	(192)	—	10,865
Interest expense	(7,320)	—	—	(7,320)
Interest income	130	—	—	130

Income from continuing operations before income taxes and minority interest	3,867	(192)	—	3,675
Income tax provision	(76)	—	—	(76)
Minority interest	(309)	—	—	(309)

Income from continuing operations	$3,482	$(192)	$—	$3,290

Income per share from continuing operations:
Basic	$0.16			$0.15

Diluted	$0.15			$0.15

Average number of common shares outstanding:
Basic	21,959			21,959

Diluted	22,679			22,679

(1)	The pro-forma statement of operations gives effect to the expiration of the Company’s contract with the City of Augusta, Georgia as if this expiration occurred on July 1, 2002. The results of this service area have been removed from the pro-forma statement of operations.

RURAL/METRO CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2005

(in thousands, except per share amounts)

(unaudited)

	As Reported	Discontinued Operations	Adjustments (1)	Pro-Forma
Net revenue	$531,084	$(8,900)	$—	$522,184

Operating expenses:
Payroll and employee benefits	272,574	(3,597)	—	268,977
Provision for doubtful accounts	87,298	(2,617)	—	84,681
Depreciation and amortization	11,046	(228)	—	10,818
Other operating expenses	119,033	(1,681)	—	117,352

Total operating expenses	489,951	(8,123)	—	481,828

Operating income	41,133	(777)	—	40,356
Interest expense	(29,579)	—	—	(29,579)
Interest income	305	—	—	305
Loss on early extinguishment of debt	(8,170)	—	—	(8,170)

Income from continuing operations before income taxes and minority interest	3,689	(777)	—	2,912
Income tax benefit	82,817	—	—	82,817
Minority interest	(102)	—	—	(102)

Income from continuing operations	$86,404	$(777)	$—	$85,627

Income per share from continuing operations:
Basic	$3.81			$3.78

Diluted	$3.58			$3.55

Average number of common shares outstanding:
Basic	22,674			22,674

Diluted	24,105			24,105

(1)	The pro-forma statement of operations gives effect to the expiration of the Company’s contract with the City of Augusta, Georgia as if this expiration occurred on July 1, 2002. The results of this service area have been removed from the pro-forma statement of operations.

RURAL/METRO CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2004

(in thousands, except per share amounts)

(unaudited)

	As Reported	Discontinued Operations	Adjustments (1)	Pro-Forma
Net revenue	$493,773	$(8,718)	$—	$485,055

Operating expenses:
Payroll and employee benefits	254,757	(3,516)	—	251,241
Provision for doubtful accounts	86,717	(2,374)	—	84,343
Depreciation and amortization	10,990	(230)	—	10,760
Other operating expenses	111,217	(1,619)	—	109,598

Total operating expenses	463,681	(7,739)	—	455,942

Operating income	30,092	(979)	—	29,113
Interest expense	(29,243)	—	—	(29,243)
Interest income	97	—	—	97

Income (loss) from continuing operations before income taxes and minority interest	946	(979)	—	(33)
Income tax provision	(16)	—	—	(16)
Minority interest	475	—	—	475

Income from continuing operations	$1,405	$(979)	$—	$426

Income per share from continuing operations:
Basic	$0.29			$0.25

Diluted	$0.06			$0.02

Average number of common shares outstanding:
Basic	16,645			16,645

Diluted	21,817			21,817

(1)	The pro-forma statement of operations gives effect to the expiration of the Company’s contract with the City of Augusta, Georgia as if this expiration occurred on July 1, 2002. The results of this service area have been removed from the pro-forma statement of operations.

RURAL/METRO CORPORATION

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2003

(in thousands, except per share amounts)

(unaudited)

	As Reported	Discontinued Operations	Adjustments (1)	Pro-Forma
Net revenue	$452,723	$(7,445)	$—	$445,278

Operating expenses:
Payroll and employee benefits	242,949	(3,215)	—	239,734
Provision for doubtful accounts	76,753	(1,823)	—	74,930
Depreciation and amortization	11,628	(176)	—	11,452
Other operating expenses	103,518	(1,595)		101,923
Restructuring and other	(1,421)	1,321	—	(100)

Total operating expenses	433,427	(5,488)	—	427,939

Operating income	19,296	(1,957)	—	17,339
Interest expense	(28,012)	—	—	(28,012)
Interest income	197	—	—	197

Loss from continuing operations before minority interest	(8,519)	(1,957)	—	(10,476)
Minority interest	(1,507)	—	—	(1,507)

Loss from continuing operations	$(10,026)	$(1,957)	$—	$(11,983)

Loss per share from continuing operations:
Basic	$(0.85)			$(0.97)

Diluted	$(0.85)			$(0.97)

Average number of common shares outstanding:
Basic	16,116			16,116

Diluted	16,116			16,116

(1)	The pro-forma statement of operations gives effect to the expiration of the Company’s contract with the City of Augusta, Georgia as if this expiration occurred on July 1, 2002. The results of this service area have been removed from the pro-forma statement of operations.